Exhibit 99.2

Globalstar™

Second Quarter 2010 - Earnings Call Investor Presentation

August 5, 2010

Safe Harbor Language

This press release contains certain statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. . These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the statements regarding our ability to develop and expand our business, our anticipated capital spending (including for future satellite procurements and launches), our ability to manage costs, our ability to exploit and respond to technological innovation, the effects of laws and regulations (including tax laws and regulations) and legal and regulatory changes, the opportunities for strategic business combinations and the effects of consolidation in our industry on us and our competitors, our anticipated future revenues, our anticipated financial resources, our expectations about the future operational performance of our satellites (including their projected operational lives), the expected strength of and growth prospects for our existing customers and the markets that we serve, commercial acceptance of our new Simplex products, including our SPOT satellite GPS messenger TM products, problems relating to the ground-based facilities operated by us or by independent gateway operators, worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis and other statements contained in this Report regarding matters that are not historical facts, involve predictions.

Any forward-looking statements made in this press release speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K as amended by our Current Report on Form 8-K filed June 17, 2010, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Introduction

Conference Call Agenda

1. Introduction
2. Key Quarterly Highlights – Peter Dalton (Chief Executive Officer)
3. Current and Second-generation Constellation Update – Tony Navarra (President, Global Operations)
4. Quarterly Finance Review – Fuad Ahmad – Sr. Vice President and Chief Financial Officer
5. Closing Comments and Value Drivers – Peter Dalton
6. Question and Answer Session

Second Quarter Highlights

During Q2-2010 Globalstar recorded the highest number of SPOT Satellite GPS Messenger activations in a quarter

Thanks to the success of the enhanced SPOT Satellite GPS Messenger, Globalstar activated 17,449 SPOT units during the quarter.

The Company completed the period ended June 30, 2010 with 412,295 total subscribers or 40,812 more than the total it had at June 30, 2009.



Globalstar Subscribers
450000
400000
350000
300000
250000
200000
150000
100000
50000
0
Q2-2008
Q2-2009
Q2-2010
Globalstar Subscribers

SPOT Satellite GPS Messenger Highlight

Globalstar SPOT Satellite GPS Messenger Orders Surpass Quarter Million Units

Throughout the quarter Globalstar further established its retail consumer market presence with the shipping of the new SPOT Satellite GPS Messenger™

As of today Globalstar has received orders for more than a quarter of a million SPOT consumer units to the more than 10,000 retail points of distribution world-wide.


spot

spot™
LIVE TO TELL ABOUT IT

Globalstar – The World's First MSS Consumer Products Company

	2009	2010	2011 and beyond…
SPOT™ Satellite GPS Messenger - SPOT 2.0			Commercial Availability
SPOT HUG			Commercial Availability
SPOT Delorme Satellite GPS Communicator			Commercial Availability
SPOT Assist – Roadside and Maritime Services	 SPOTASSIST	Commercial Availability	Commercial Availability
Future SPOT and Simplex Consumer Devices			 Products in Development
GSP-1700 Re-Introduction 			Commercial Availability
Next-Generation Handsets and Data Products	Enterprise Commercial Solutions		 Under Development

*NOTE: Globalstar product images depicted above are concepts only

*NOTE: Globalstar product image depicted above is a concept only

Second Quarter Highlights

Globalstar Asia Pacific – Korean Gateway Operator and Service Provider

Globalstar completed its joint venture agreement with Korean-based maritime satellite services provider Arion Communications Co., Ltd.

Globalstar Asia Pacific is now operating the Globalstar gateway ground station in Korea and providing Simplex and duplex mobile satellite voice and data services, including SPOT Satellite GPS Messenger™ products and services, to customers in Korea and the surrounding maritime region.



Post Quarter Highlights

Globalstar relocation to Covington, LA lowers operating costs and maximizes recent acquisition of Covington based Axonn

- Globalstar expects to take advantage of the State's reimbursement of relocation costs plus a commercial lease subsidy for its new corporate headquarters and future tax credits associated with a host of State programs.

- The Company plans to maintain its network operations, including its satellite and ground operations control centers, in California.

- Move maximizes the benefits of recent acquisition of Covington-based satellite asset tracking and consumer messaging products manufacturer Axonn.

- Globalstar will be the first vertically integrated mobile satellite company featuring decreased pre-production costs and shorter time to market for the company's integrated wireless and satellite based consumer and commercial products.

Second Generation Satellite Constellation Update



First Generation Satellite Constellation Status

- Current constellation continues to perform as expected
- Simplex data and SPOT Satellite GPS Messenger performance not affected by satellite S-band degradation issue
- The on-going repositioning of the first-generation constellation continues as we prepare to accommodate the launch of our second-generation satellites



Second Generation Satellites - IMPORTANT UPDATE

MILESTONE ACHIEVEMENT - Deliveries of the first NEW Globalstar satellites begin this week



ThalesAlenia Space





Globalstar



Globalstar Satellite Partnership

"Today's satellite delivery news could not have happened without the diligent efforts of all our technical and financing partners."

ThalesAlenia Space

arianespace Service & Solutions

ERICSSON TAKING YOU FORWARD

HUGHES. Connect to the future.



Globalstar

THERMO

coface

BNP PARIBAS | La banque d'un monde qui change

SOCIETE GENERALE Corporate & Investment Banking

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

CIC

NATIXIS

Second Generation Satellites - IMPORTANT UPDATE

MILESTONE ACHIEVEMENT - Deliveries of the first NEW Globalstar satellites begin this week



ThalesAlenia Space





Globalstar



Second Generation Satellites

Satellite launch campaign for launch window and launch date

- Globalstar will conduct four launches of six satellites each using the highly reliable Soyuz launch vehicle.
- Soyuz has been used for eight previous successful Globalstar launches
- 90-Day launch window opened on July 5th
- Launch of first six satellites is expected in October




Baikonur Cosmodrome
Soyuz
GLOBALSTAR
GB2 LAUNCH 1



Globalstar

arianespace
Service & Solutions

Second Generation Satellite Constellation Update



arianespace
Service & Solutions

Globalstar™

ThalesAlenia Space

Q2-2010 Finance Review

Fully Funded Business Plan

($ in Millions)

Liquidity as of 6/30/2010			**$**	**258**
2nd Generation Constellation CapEx				
Thales Alenia Space /1	$	65		
Arianespace	$	27		
Ground Segment /2	$	28		
Launch Insurance	$	39		
	$	**159**		
Remaining Liquidity			**$**	**99**

/1 Payments to Thales related to the construction of first 24 Satellites.
/2 Not essential to 2nd generation satellite deployment.

- From a capital perspective, Globalstar is well positioned for the near-term launches of our second generation constellation.
- Sufficient liquidity to fund the development of next gen products and continued upgrade of our ground infrastructure to offer improved next generation services.

Quarterly Financial Summary

($ in Thousands)

	Three Months Ended					
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010
Revenue	$ 15,163	$ 15,716	$ 17,521	$ 15,879	$ 15,571	$ 17,622
Operating Expenses	$ 32,804	$ 28,317	$ 29,198	$ 27,751	$ 24,232	$ 26,606
Operating Income/(Loss)	$ (17,641)	$ (12,601)	$ (11,677)	$ (11,872)	$ (8,661)	$ (8,984)
Other Income/(Expense)	$ (4,117)	$ (1,161)	$ 6,158	$ (22,012)	$ (26,981)	$ (10,265)
Net Income/(Loss)	$ (21,758)	$ (13,762)	$ (5,519)	$ (33,884)	$ (35,642)	$ (19,249)
EBITDA	$ (16,192)	$ (4,604)	$ (4,365)	$ (6,103)	$ (3,498)	$ (4,143)
Adjustments to EBITDA	$ 9,349	$ 1,282	$ 3,871	$ 4,130	$ 1,655	$ 3,811
Adjusted EBITDA	$ (6,843)	$ (3,322)	$ (494)	$ (1,973)	$ (1,843)	$ (332)
Adjusted EBITDA Margin	(45%)	(21%)	(3%)	(12%)	(12%)	(2%)
Gross Profit	$ 4,475	$ 5,676	$ 8,727	$ 6,643	$ 7,578	$ 8,539
Gross Profit Margin	30%	36%	50%	42%	49%	48%

/1 Please see Appendix A to this presentation for the definition of Adjusted EBITDA and reconciliations of GAAP to non-GAAP.

Aggressive Cost Management Continues to Yield Near Breakeven Results

($ in Thousands)



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$24,411
$24,157
$27,322
$24,353
$22,006
$19,038
$18,015
$17,852
$17,414
$17,954
($2,277)
($1,158)
($4,796)
($5,956)
Adjusted EBITDA
($6,843)
($3,322)
($494)
($1,973)
($1,843)
($332)
$22,134
$22,999
$22,525
$18,397
$15,163
$15,716
$17,521
$15,879
$15,571
$17,622
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Adjusted Operating Expenses
Total Revenue

1/ Please see Appendix A to this presentation for the definition of Adjusted EBITDA.

Low Retail Monthly Churn Coupled With Stable ARPU

Low Monthly Retail Churn


1.5%
1.0%
0.5%
0.0%
1.3%
1.3%
1.2%
1.4%
1.1%
0.9%
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10

Stable ARPU


$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
($5.00)
$5.26
$1.66
$23.08
$5.53
$2.19
$25.80
$6.11
$27.60
$(0.16)
$6.51
$1.98
$24.39
$6.44
$1.12
$23.34
$6.85
$1.90
$23.11
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Retail
IGO
Simplex

Demonstrated Subscriber Growth



450,000
425,000
400,000
375,000
350,000
325,000
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
YOY Growth 11%
293,259
91,913 31%
79,530 27%
121,816 42%
315,911
118,341 37%
77,929 25%
119,641 38%
329,388
136,314 41%
74,272 23%
118,802 36%
344,330
155,196 45%
73,763 21%
115,371 34%
356,870
169,875 47%
73,264 21%
113,731 32%
371,483
189,879 51%
69,491 19%
112,113 30%
382,313
206,422 54%
65,598 17%
110,293 29%
390,594
218,897 56%
64,723 17%
106,974 27%
394,036
225,258 57%
63,800 16%
104,978 27%
412,295
244,635 59%
60,978 16%
106,682 25%
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Duplex
IGO
Simplex

Closing Remarks

Summary – Satellite Spectrum Holdings

Globalstar has more than 25 MHz of global satellite spectrum and more than 19 MHz of ATC spectrum authority

With new wireless products and services being introduced on a regular basis and increased demands for wireless broadband, we are seeing a heightened awareness of the current domestic shortage of wireless spectrum.

Wireless Spectrum Frequencies	Globalstar Global Spectrum Detail



600
900
1,200
1,600
1,800
2,100
2,400
2,700
L-Band
S-Band
L-Band
Skyterra/Inmarsat
1610 MHz
Globalstar
8.725 MHz
1621.35 MHz
Iridium
Skyterra/Inmarsat
S-Band
*
ICO/Terrestar
Sirius/XM
2483.5 MHz
Globalstar
16.50 MHz
2500 MHz
Clearwire
Sprint Nextel

Summary – FCC NPRM and NOI

In July the Federal Communications Commission (FCC) initiated proceedings to make wireless spectrum available for mobile broadband networks using mobile satellite services (MSS) spectrum

FCC FEDERAL COMMUNICATIONS COMMISSION

- **On July 15th the FCC announced it was taking steps, "to make additional spectrum available for new investment in mobile broadband networks by promoting flexible use and removing barriers, while ensuring robust mobile satellite capabilities."**
- **In its recent Notice of Proposed Rulemaking and Notice of Inquiry the FCC also stated, "three frequency bands that are allocated to the MSS are capable of supporting broadband service," including the, "Big LEO Band from 1610-1626.5 MHz and 2483.5-2500 MHz."**

Globalstar is encouraged by the FCC's initiation of proceedings to make wireless spectrum available for mobile broadband networks using mobile satellite services (MSS) spectrum

Summary – Globalstar Value Drivers

1. MSS Core Business





2006 30% EBITDA with $140m in revenue

→ Approx 50% EBITDA Margin at $200m-$250m of recurring revenue generating $100m-$125m of annualized EBITDA

+

2. Consumer Retail Business



New GPS products and services, secured IP and supply chain, and received orders to ship more than 250,000 retail units worldwide

→ 500,000 activated units equates to approx $62.5m in recurring EBITDA

+

3. Global Spectrum



Globalstar has already utilized authorized ATC spectrum in the US

→ 19.275 MHz of domestic ATC spectrum equates to potential value of $3b at $0.50 per MHz pop

+

4. Converged Next-gen Products





Hughes is designing a new, small, affordable and embeddable satellite chip

→ Potential revenue generation from world-wide mobile handset marketplace

Globalstar™

www.globalstar.com

www.findmespot.com

For additional investor information please contact

Dean Hirasawa - Director, Public and Investor Relations
(408) 933-4006
dean.hirasawa@globalstar.com

Appendix A

Definition of Terms and Reconciliation of Non-GAAP Financial Measures

We utilize certain financial measures that are widely used in the telecommunications industry and are not calculated based on GAAP. A reconciliation of these measures to GAAP and a discussion of certain other operating metrics used in the industry are defined and explained below.

GLOBALSTAR, INC.
RECONCILIATION OF GAAP TO ADJUSTED
(Dollars in thousands, except ARPU)
(Unaudited)

	Three months ended		Six months ended	
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Revenue				
Service Revenue	$ 12,908	$ 12,562	$ 25,362	$ 23,693
Equipment Revenue	4,714	3,154	7,831	7,186
Total Revenue	$ 17,622	$ 15,716	$ 33,193	$ 30,879
Operating Expenses				
Cost of Services	6,974	7,981	14,592	16,359
Cost of Subscriber Equipment	3,537	3,490	8,049	8,475
Marketing, General and Administrative	10,122	11,408	16,334	25,395
Depreciation & Amortization	5,973	5,438	11,863	10,892
Impairment of Assets	-	-	-	-
Total Operating Expenses	$ 26,606	$ 28,317	$ 50,838	$ 61,121
Operating Loss	$ (8,984)	$ (12,601)	$ (17,645)	$ (30,242)
Interest and Derivative Income/(Expense)	(9,098)	(3,882)	(35,288)	(3,994)
Gain on Extinguishment of Debt	-		-	-
Other Income/(Expense)	(1,132)	2,529	(1,859)	(1,446)
Income Tax Expense (Benefit)	35	(192)	99	(162)
Net Loss	$ (19,249)	$ (13,762)	$ (54,891)	$ (35,520)
EBITDA (1)	$ (4,143)	$ (4,604)	$ (7,641)	$ (20,796)
Impairment of Assets	60	648	60	648
Non-Cash Compensation	1,013	2,514	(726)	5,646
2nd Generation Development	625	175	1,116	2,232
Other One Time Non Recurring Charges	981	474	3,155	659
Foreign Exchange and Other Loss/(Incor	1,132	(2,529)	1,859	1,446
Adjusted EBITDA (2)	$ (332)	$ (3,322)	$ (2,177)	$ (10,165)
Adjusted EBITDA Margin	(2%)	(21%)	(7%)	(33%)
Retail ARPU (3)	$ 23.11	$ 25.60	$ 23.23	$ 24.44

Appendix A (continued)

(1) EBITDA represents earnings before interest, income taxes, depreciation, amortization and derivative gains/(losses). EBITDA does not represent and should not be considered as an alternative to GAAP measurements, such as net income, and the Company's calculations thereof may not be comparable to similarly entitled measures reported by other companies.

The Company uses EBITDA as a supplemental measurement of its operating performance because, by eliminating interest, taxes and the non-cash items of depreciation and amortization, the company believes it best reflects changes across time in the company's performance, including the effects of pricing, cost control and other operational decisions. The company's management uses EBITDA for planning purposes, including the preparation of its annual operating budget. The company believes that EBITDA also is useful to investors because it is frequently used by securities analysts, investors and other interested parties in their evaluation of companies in similar industries. As indicated, EBITDA does not include interest expense on borrowed money or depreciation expense on our capital assets or the payment of income taxes, which are necessary elements of the company's operations. Because EBITDA does not account for these expenses, its utility as a measure of the Company's operating performance has material limitations. Because of these limitations, the company's management does not view EBITDA in isolation and also uses other measurements, such as net income, revenues and operating profit, to measure operating performance.

(2) Adjusted EBITDA is further adjusted to exclude non-cash compensation expense, asset impairment charges, foreign exchange gains/(losses) and certain other one-time charges. Management uses Adjusted figures for EBITDA in order to manage the Company's business and to compare its results more closely to the results of its peers.